Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DragonWave Inc. (the “Company”) on Form 20-F for the period ending February 29, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify that to the best of our knowledge:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Peter Allen
Peter Allen
President and Chief Executive Officer

By:	/s/ Patrick Houston
Patrick Houston
Chief Financial Officer

Date:  May 30, 2016

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Annual Report on Form 20-F for the period ended February 29, 2016, or as a separate disclosure document of the Company or the certifying officers.